UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 24, 2026

Date of Report (Date of earliest event reported)
Apple Inc.

(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-36743 (Commission File Number)	94-2404110 (I.R.S. Employer Identification No.)

One Apple Park Way

Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (“Apple”) was held on February 24, 2026. At the Annual Meeting, Apple’s shareholders voted on the following five proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
Wanda Austin	9,077,916,399	40,654,561	17,836,844	2,889,260,668
Tim Cook	9,022,191,821	101,386,531	12,829,452	2,889,260,668
Alex Gorsky	9,001,470,972	117,520,533	17,416,299	2,889,260,668
Andrea Jung	8,607,730,931	512,347,459	16,329,414	2,889,260,668
Art Levinson	8,297,337,255	822,322,806	16,747,743	2,889,260,668
Monica Lozano	9,077,081,775	41,951,291	17,374,738	2,889,260,668
Ron Sugar	8,717,147,160	401,351,569	17,909,075	2,889,260,668
Sue Wagner	8,596,360,759	522,576,019	17,471,026	2,889,260,668

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal year 2026 was approved.

For	Against	Abstained
11,794,611,709	202,435,745	28,621,018

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
8,304,055,118	781,645,634	50,707,052	2,889,260,668

4.
A management proposal to approve the Apple Inc. Non-Employee Director Stock Plan, as Amended and Restated was approved. The Apple Inc. Non-Employee Director Stock Plan, as Amended and Restated, is filed as Exhibit 10.1 hereto.

For	Against	Abstained	Broker Non-Vote
8,927,137,986	178,910,631	30,359,187	2,889,260,668

5.	A shareholder proposal entitled “China Entanglement Audit” was not approved.

For	Against	Abstained	Broker Non-Vote
129,158,181	8,939,194,258	68,055,365	2,889,260,668

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Apple Inc. Non-Employee Director Stock Plan, as Amended and Restated, effective as of February 24, 2026
10.2	Form of Restricted Stock Unit Award Agreement under Non-Employee Director Stock Plan, effective as of February 24, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President,
General Counsel and Secretary